[GRAPHIC OMITTED]


                                           CIGNA HIGH
                                        INCOME SHARES
                                 --------------------

                                 Third Quarter Report
                                   September 30, 2004


                                      CIGNA [LOGO](R)

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CIGNA [LOGO](R)                                                ----------------
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Printed on recycled paper                                            3527-QTR-04
542776 9/04

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                                                                             1

Dear Shareholders:
Our commentary for CIGNA High Income Shares (the "Fund") covering the nine months ended September 30, 2004 follows.

Market Summary
While the fundamental underpinnings for high yield (economy, corporate profits, declining default rate) have been very strong all year, only since May have we seen favorable supply/demand technicals. In addition, despite three interest rate hikes from the Federal Reserve since June, the 10-Year Treasury yield has actually declined, providing good support for all fixed income sectors in the third quarter.

There are two important observations about the high yield market that we would like to make clear. First, despite increased volatility this year, high yield bonds have been among the best performing major asset classes year-to-date.

2004 PERFORMANCE YTD
(as of 9/30/2004)

U.S. High Yield*        6.05%
U.S. Corporate*         3.98%
U.S. Treasuries*        2.94%
S&P 500**               1.51%
Dow Industrials**      -2.12%
NASDAQ**               -4.98%

Source: * Merrill Lynch Indices; ** Bloomberg

Secondly, while high yield spreads to Treasuries are lower than their long-term average, they should always be viewed relative to default rate expectations. Consequently, with high yield spreads at 430 basis points according to the Credit Suisse First Boston High Yield Index and Moody's default rate at 2.26%, and heading lower in our opinion, high yield bonds continue to have decent relative value.

Fund Performance
The Fund returned 6.61% for the quarter and 6.88% for the year-to-date (based on its net asset value), compared with the Lehman Brothers High Yield Bond Index returns of 4.85% and 6.27%, respectively. The Fund's returns for the quarter and year-to-date, based on the market value of its shares traded on the New York Stock Exchange, were 13.96% and 7.71%.

One of the advantages of investing in better quality improving credits is that they generally are the companies that seek to redeem their bonds at the first available opportunity and pay a premium to do so. An above-average number of companies called/tendered their bonds at a premium in the third quarter. As the high yield market has become more discriminating in rewarding companies that perform well, and punishing companies that disappoint, this has benefited our strategy for the portfolio. The major tenet of our philosophy is to focus on companies that are demonstrating an improving credit trend.

While most of the biggest gainers for the third quarter were from a cross section of many different industries, we did see particular strength in health care, gaming and utilities. Since these sectors were among our biggest industry weightings, they were strong contributors to the Fund's outperformance.

Outlook
The portfolio has not had any defaults this year and is in excellent shape from a credit perspective. The Fund continues to be overweighted in Single-B improving credits, as opposed to Double-B rated credits because of our concern about the potential rise in interest rates. Overall, given the positive fundamental and technical drivers, high yield

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                                                                             2

bonds are likely to continue to have favorable momentum over the intermediate term.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA High Income Shares

Note: This commentary is not part of the Third Quarter Report to Shareholders.

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CIGNA High Income Shares Investments in Securities                           3
September 30, 2004 (Unaudited)

                                                            Principal          Value
                                                                (000)          (000)
                                                        -------------      ---------
BONDS AND NOTES - 140.4%
Aerospace - 6.4%
Aviall, Inc., 7.63%, 2011                                  $    1,750       $  1,890
BE Aerospace, Inc.,
   8.00%, 2008                                                  1,500          1,477
   9.50%, 2008                                                  1,000          1,035
Communications & Power Industries, Inc.,
   8.00%, 2012                                                    500            522
Hexcel Corp., 9.75%, 2009                                       1,750          1,838
Sequa Corp., 8.88%, 2008                                        1,500          1,627
Standard Aero Holdings, Inc., 8.25%, 2014
   (144A security acquired Sep. 2004 for $931) (a)                900            931
Titan Corp., 8.00%, 2011                                          500            522
                                                                            --------
                                                                               9,842
                                                                            --------
Auto/Trucks - 6.4%
Accuride Corp., 9.25%, 2008                                     1,625          1,662
Dana Credit Corp., 8.38%, 2007
   (144A security acquired May, July & Dec. 2002
   for $1,770) (a)                                              1,850          2,049
Delco Remy International, Inc.,
   11.00%, 2009                                                   500            525
   9.38%, 2012                                                    650            640
Dura Operating Corp., 8.63%, 2012                                 750            743
Tenneco Automotive, Inc., 11.63%, 2009                          2,500          2,637
TRW Automotive, Inc.,
   9.38%, 2013                                                  1,106          1,264
   11.00%, 2013                                                   273            325
                                                                            --------
                                                                               9,845
                                                                            --------
Beverages/Food - 4.4%
American Seafoods Group LLC, 10.13%, 2010                         640            685
Del Monte Corp., 8.63%, 2012                                    1,010          1,126
Dole Food, Inc.,
   7.25%, 2010                                                    400            413
   8.88%, 2011                                                  1,000          1,087
Land O' Lakes, Inc., 9.00%, 2010
   (144A security acquired July 2004 for $528) (a)                500            521
   8.75%, 2011                                                    250            234
Michael Foods, Inc., 8.00%, 2013                                  600            628

                                                            Principal          Value
                                                                (000)          (000)
                                                        -------------      ---------
Beverages/Food (continued)
Pinnacle Foods Holding Corp., 8.25%, 2013
   (144A security acquired Nov. & Dec. 2003
   for $1,015) (a)                                         $    1,000       $    942
Seminis Vegetable Seeds, Inc., 10.25%, 2013                       500            557
Swift & Co., 12.50%, 2010                                         500            552
                                                                            --------
                                                                               6,745
                                                                            --------
Broadcasting & Media - 5.5%
Allbritton Communications Co., 7.75%, 2012                      1,370          1,418
Corus Entertainment, Inc., 8.75%, 2012                            550            610
Emmis Operating Co., 6.88%, 2012                                  500            519
Gray Television, Inc., 9.25%, 2011                                750            842
PanAmSat Corp., 9.00%, 2014
   (144A security acquired July, Aug. & Sep. 2004
   for $1,687) (a)                                              1,650          1,716
Sinclair Broadcast Group,
   8.75%, 2011                                                    500            542
   8.00%, 2012                                                  2,150          2,231
Warner Music Group, 7.38%, 2014
   (144A security acquired April 2004 for $509) (a)               500            518
                                                                            --------
                                                                               8,396
                                                                            --------
Building Materials - 1.4%
Interface, Inc.,
   7.30%, 2008                                                    800            808
   10.38%, 2010                                                   350            394
Jacuzzi Brands, Inc., 9.63%, 2010                                 500            553
THL Buildco, Inc., 8.50%, 2014
   (144A security acquired Sep. 2004 for $476) (a)                450            471
                                                                            --------
                                                                               2,226
                                                                            --------
Cable TV - 5.7%
Charter Communications Holdings LLC,
   10.25%, 2010                                                 1,250          1,277
   8.38%, 2014 (144A security acquired
   April 2004 for $500) (a)                                       500            497
CSC Holdings, Inc., 10.50%, 2016                                2,550          2,913
DirecTV Holdings LLC, 8.38%, 2013                               1,000          1,138
Insight Midwest LP, 10.50%, 2010                                  500            548
Mediacom Broadband LLC, 11.00%, 2013                              590            625

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           4
September 30, 2004 (Unaudited) (Continued)

                                                             Principal          Value
                                                                 (000)          (000)
                                                         -------------      ---------
Cable TV (continued)
Mediacom LLC, 8.50%, 2008                                   $    1,750       $  1,798
                                                                             --------
                                                                                8,796
                                                                             --------
Chemicals/Plastics - 6.0%
Borden US Finance Corp., 9.00%, 2014
   (144A security acquired Aug. & Sep. 2004
   for $832) (a)                                                   800            840
Equistar Chemicals LP,
   10.13%, 2008                                                    930          1,049
   10.63%, 2011                                                  1,000          1,140
Huntsman ICI Chemicals, Inc., 10.13%, 2009                       1,855          1,948
Innophos, Inc., 8.88%, 2014
   (144A security acquired Aug. 2004 for $1,000) (a)             1,000          1,065
Koppers Industry, Inc.,
   9.88%, 2013                                                     500            553
Lyondell Chemical Co.,
   10.88%, 2009                                                    500            530
   10.50%, 2013                                                  1,850          2,146
                                                                             --------
                                                                                9,271
                                                                             --------
Consumer Products - 9.5%
Amscan Holdings, Inc., 8.75%, 2014
   (144A security acquired Aug. 2004 for $451) (a)                 450            459
American Achievement Corp., 8.25%, 2012
   (144A security acquired Mar. 2004 for $557) (a)                 550            577
Elizabeth Arden, Inc., 7.75%, 2014                                 650            682
FTD, Inc., 7.75%, 2014                                             500            500
Jafra Cosmetics International, Inc.,
   10.75%, 2011                                                  2,000          2,275
Jarden Corp., 9.75%, 2012                                          500            552
Jostens, Inc.,
   12.75%, 2010                                                  1,380          1,545
   7.63%, 2012 (144A security acquired Sep. 2004
   for $1,515) (a)                                               1,500          1,508
K2, Inc., 7.38%, 2014
   (144A security acquired Sep. 2004 for $523) (a)                 500            530
Playtex Products, Inc.,
   8.00%, 2011                                                     500            530
   9.38%, 2011                                                   1,000          1,025

                                                             Principal          Value
                                                                 (000)          (000)
                                                         -------------      ---------
Consumer Products (continued)
Prestige Brands, Inc., 9.25%, 2012
   (144A security acquired Mar. 2004
   for $500) (a)                                            $      500       $    492
Samsonite Corp., 8.88%, 2011
   (144A security acquired May & July 2004
   for $1,011) (a)                                               1,000          1,045
Sealy Mattress Co., 8.25%, 2014
   (144A security acquired Mar. & Sep. 2004
   for $1,518) (a)                                               1,500          1,515
Simmons Co., 7.88%, 2014
   (144A security acquired June 2004 for $251) (a)                 250            260
United Industries Corp., 9.88%, 2009                             1,085          1,134
                                                                             --------
                                                                               14,629
                                                                             --------
Containers & Packaging - 6.0%
Crown Euro Holdings S.A., 9.50%, 2011                            1,430          1,594
Graham Packaging Co., Inc., 8.75%, 2008                            500            516
Step Coupon (10.75% to 1/15/09), 2009                              910            946
Graphic Packaging International, Inc., 9.50%, 2013               1,000          1,143
Greif Brothers Corp., 8.88%, 2012                                  940          1,048
Owens-Brockway,
   8.75%, 2012                                                   1,850          2,063
   8.25%, 2013                                                   1,750          1,862
                                                                             --------
                                                                                9,172
                                                                             --------
Environmental - 1.5%
Allied Waste North America, Inc.,
   6.13%, 2014                                                     600            564
   7.38%, 2014                                                   1,000            963
Casella Waste Systems, Inc., 9.75%, 2013                           400            436
IESI Corp., 10.25%, 2012                                           250            270
                                                                             --------
                                                                                2,233
                                                                             --------
Gaming - 7.5%
Aztar Corp., 7.88%, 2014 (144A security acquired
   June 2004 for $1,778) (a)                                     1,750          1,855
Boyd Gaming Corp., 7.75%, 2012                                   1,000          1,073
Caesars Entertainment, Inc., 7.88%, 2010                         1,000          1,130
Hard Rock Hotel, Inc., 8.88%, 2013                               1,000          1,078

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           5
September 30, 2004 (Unaudited) (Continued)

                                                             Principal          Value
                                                                 (000)          (000)
                                                         -------------      ---------
Gaming (continued)
Inn of the Mountain Gods Resort & Casino,
   12.00%, 2010                                             $      650       $    744
Isle of Capri Casinos, Inc., 7.00%, 2014                         1,500          1,508
Jacobs Entertainment, Inc., 11.88%, 2009                           900          1,017
Pinnacle Entertainment, Inc., 8.25%, 2012                        2,000          2,015
Station Casinos, Inc., 6.88%, 2016                               1,000          1,027
                                                                             --------
                                                                               11,447
                                                                             --------
General Industrial - 3.3%
Blount, Inc., 8.88%, 2012                                          500            531
MAXX Corp., 9.75%, 2012
   (144A security acquired Aug. 2004 for $554) (a)                 525            557
Mueller Group, Inc., 10.00%, 2012 (144A security
   acquired April & Sep. 2004 for $1,620) (a)                    1,550          1,674
Norcross Safety Products LLC,
   9.88%, 2011                                                     900            976
Trimas Corp., 9.88%, 2012                                        1,230          1,282
                                                                             --------
                                                                                5,020
                                                                             --------
Grocery - 2.9%
Nash Finch Co., 8.50%, 2008                                      1,000          1,029
Pathmark Stores, Inc., 8.75%, 2012                               1,500          1,395
Stater Brothers Holdings, Inc., 8.13%, 2012
   (144A security acquired June & July 2004
   for $2,017) (a)                                               2,000          2,095
                                                                             --------
                                                                                4,519
                                                                             --------
Health Care - 7.3%
Alliance Imaging, Inc., 10.38%, 2011                               172            187
Beverly Enterprises, Inc., 7.88%, 2014
   (144A security acquired Sep. 2004 for $1,053) (a)             1,000          1,070
Extendicare Health Services, Inc.,
   9.50%, 2010                                                   1,100          1,235
Genesis Healthcare Corp., 8.00%, 2013                              500            545
Medex, Inc., 8.88%, 2013                                         1,000          1,090
NeighborCare, Inc., 6.88%, 2013                                    250            259
Omega Healthcare Investors, Inc., 7.00%, 2014
   (144A security acquired Mar. 2004 for $1,521) (a)             1,500          1,530

                                                             Principal          Value
                                                                 (000)          (000)
                                                         -------------      ---------
Health Care (continued)
Province Healthcare Co., 7.50%, 2013                        $    1,000       $  1,128
Select Medical Corp., 7.50%, 2013                                  250            264
Sybron Dental Specialties, Inc., 8.13%, 2012                       250            271
Triad Hospitals, Inc., 7.00%, 2013                               2,000          2,035
VWR International, Inc., 8.00%, 2014
   (144A security acquired April, Aug. & Sep. 2004
   for $1,557) (a)                                               1,500          1,586
                                                                             --------
                                                                               11,200
                                                                             --------
Home Construction - 1.1%
K. Hovnanian Enterprises, Inc.,
   7.75%, 2013                                                   1,500          1,624
Leasing - 2.4%
H&E Equipment Services LLC, 11.13%, 2012                         1,000          1,030
United Rentals, Inc.,
   7.75%, 2013                                                   1,000            937
   7.00%, 2014                                                     250            222
Williams Scotsman, Inc., 9.88%, 2007                             1,520          1,455
                                                                             --------
                                                                                3,644
                                                                             --------
Leisure/Entertainment - 4.8%
AMC Entertainment, Inc.,
   9.50%, 2011                                                   1,044          1,073
AMF Bowling Worldwide, Inc., 10.00%, 2010
   (144A security acquired Mar. 2004 for $521) (a)                 500            530
Intrawest Corp.,
   10.50%, 2010                                                    980          1,058
   7.50%, 2013                                                   1,000          1,036
Loews Cineplex Entertainment Corp.,
   9.00%, 2014 (144A security acquired July 2004
   for $500) (a)                                                   500            516
NCL Corp., 10.63%, 2014
   (144A security acquired Aug. 2004 for $508) (a)                 500            524
Royal Caribbean Cruises Ltd.,
   6.88%, 2013                                                     500            532
   7.25%, 2018                                                   1,250          1,325
Town Sports International, Inc.,
   9.63%, 2011                                                     750            761
                                                                             --------
                                                                                7,355
                                                                             --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           6
September 30, 2004 (Unaudited) (Continued)

                                                             Principal          Value
                                                                 (000)          (000)
                                                         -------------      ---------
Lodging/Hotels - 3.9%
Felcor Lodging LP,
   7.63%, 2007                                              $      500       $    528
   10.00% (Coupon change based on rating), 2008                     86             90
   9.00% (Coupon change based on rating), 2011                     820            902
Gaylord Entertainment Co., 8.00%, 2013                           1,000          1,053
Host Marriott Corp.,
   9.25%, 2007                                                     780            874
   7.88%, 2008                                                     318            328
   7.13%, 2013                                                   1,000          1,050
La Quinta Properties, Inc., 8.88%, 2011                          1,000          1,120
                                                                             --------
                                                                                5,945
                                                                             --------
Manufacturing - 0.6%
Polypore, Inc., 8.75%, 2012
   (144A security acquired May 2004 for $850) (a)                  850            882
Metals - 0.6%
Alpha Natural Resources LLC, 10.00%, 2012
   (144A security acquired May 2004 for $900) (a)                  900            997
Oil & Gas - 6.5%
Belden & Blake Corp., 8.75%, 2012
   (144A security acquired July 2004 for $1,511) (a)             1,500          1,598
Chesapeake Energy Corp., 7.75%, 2015                               750            821
Continental Resources, Inc., 10.25%, 2008                          500            517
Exco Resources, Inc., 7.25%, 2011                                1,000          1,060
Ferrellgas Partners LP, 8.75%, 2012                                810            891
Hornbeck Offshore Services, Inc., 10.63%, 2008                     500            551
Premcor Refining Group, Inc., 9.50%, 2013                          830            977
Transmontaigne, Inc., 9.13%, 2010                                1,250          1,403
Universal Compression, Inc., 7.25%, 2010                         2,000          2,130
                                                                             --------
                                                                                9,948
                                                                             --------
Paper - 5.0%
Abitibi-Consolidated, Inc., 6.00%, 2013                            500            460
Caraustar Industries, Inc., 9.88%, 2011                          1,000          1,070
Georgia-Pacific Corp.,
   8.00%, 2014                                                   1,000          1,145
   8.00%, 2024                                                   1,000          1,138
Jefferson Smurfit Corp., 7.50%, 2013                             1,000          1,060
MDP Acquisitions PLC, 9.63%, 2012                                1,600          1,808

                                                             Principal          Value
                                                                 (000)          (000)
                                                         -------------      ---------
Paper (continued)
Norske Skog Canada Ltd., 7.38%, 2014                        $      250       $    261
Smurfit Capital Funding PLC, 7.50%, 2025                           500            500
Tembec Industries, Inc., 7.75%, 2012                               250            251
                                                                             --------
                                                                                7,693
                                                                             --------
Printing & Publishing - 8.1%
American Media Operation, Inc.,
   10.25%, 2009                                                    500            526
Cenveo Corp., 7.88%, 2013                                        1,000            975
Dex Media East/West LLC,
   9.88%, 2009                                                     500            575
   12.13%, 2012                                                    637            793
   8.00%, 2013                                                     750            787
   9.88%, 2013                                                     488            573
Goss Holdings, Inc., 12.25%, 2005 (b) (c) (d)                    2,764             --
Houghton Mifflin Co.,
   8.25%, 2011                                                     820            857
   9.88%, 2013                                                     410            430
Liberty Group, Inc., 9.38%, 2008                                   825            831
Primedia, Inc., 8.88%, 2011                                      1,310          1,310
Quebecor Media Inc., 11.13%, 2011                                1,485          1,715
RH Donnelley Finance Corp., I 10.88%, 2012
   (144A security acquired Nov. 2002 for $760) (a)                 760            922
Vertis, Inc.,
   9.75%, 2009                                                   1,000          1,075
   13.50%, 2009 (144A security acquired
   Sep. 2004 for $508) (a)                                         500            500
Von Hoffman Corp., 10.25%, 2009                                    500            557
                                                                             --------
                                                                               12,426
                                                                             --------
Restaurants - 0.4%
Buffets, Inc., 11.25%, 2010                                        400            426
Dominos, Inc., 8.25%, 2011                                         182            197
                                                                             --------
                                                                                  623
                                                                             --------
Retail - 6.6%
Couche-Tard U.S. LP, 7.50%, 2013                                   750            799
CSK Auto, Inc., 7.00%, 2014                                        500            484
General Nutrition Centers, Inc., 8.50%, 2010                       850            869

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           7
September 30, 2004 (Unaudited) (Continued)

                                                             Principal          Value
                                                                 (000)          (000)
                                                         -------------      ---------
Retail (continued)
Jean Coutu Group, Inc., 7.63%, 2012
   (144A security acquired Sep. 2004 for $257) (a)          $      250       $    254
Petro Stopping Centers LP, 9.00%, 2012                             550            583
Rent-A-Center, Inc., 7.50%, 2010                                 2,250          2,340
Rite Aid Corp.,
   8.13%, 2010                                                     250            263
   7.70%, 2027                                                   1,750          1,474
Saks, Inc., 7.38%, 2019                                          2,000          2,000
WH Holdings Ltd., 9.50%, 2011                                    1,000          1,082
                                                                             --------
                                                                               10,148
                                                                             --------
Service - 8.3%
Affinity Group, Inc., 9.00%, 2012                                  350            375
Alderwoods Group, Inc., 7.75%, 2012
   (144A security acquired Aug. & Sep. 2004
   for $1,266) (a)                                               1,250          1,322
Buhrmann US, Inc., 8.25%, 2014
   (144A security acquired June 2004 for $997) (a)               1,000          1,000
Corrections Corp. of America, 7.50%, 2011                        1,000          1,056
Iron Mountain, Inc.,
   7.75%, 2015                                                   1,000          1,072
   6.63%, 2016                                                   1,000            975
Johnsondiversey Holdings, Inc.,
   Step Coupon (0% to 5/15/07), 2013                             1,000            830
Lodgenet Entertainment Corp., 9.50%, 2013                        1,500          1,643
Nebraska Book Co., Inc., 8.63%, 2012                             1,200          1,200
Service Corp. International, 7.70%, 2009                         1,382          1,489
URS Corp., 11.50%, 2009                                            670            774
Wesco Distribution, Inc., 9.13%, 2008                            1,010          1,042
                                                                             --------
                                                                               12,778
                                                                             --------
Technology - 1.6%
Lucent Technologies, Inc.,
   5.50%, 2008                                                     550            550
   6.45%, 2029                                                     250            203
UGS Corp., 10.00%, 2012
   (144A security acquired Sep. 2004 for $1,105) (a)             1,000          1,090
Xerox Corp., 7.63%, 2013                                           500            540
                                                                             --------
                                                                                2,383
                                                                             --------

                                                             Principal          Value
                                                                 (000)          (000)
                                                         -------------      ---------
Telecommunications - 7.8%
American Tower Corp.,
   9.38%, 2009                                              $    1,471       $  1,572
   7.13%, 2012 (144A security acquired
   Sep. 2004 for $1,000) (a)                                     1,000            990
Centennial Communications Corp.,
   10.13%, 2013                                                  1,000          1,060
Cincinnati Bell, Inc., 7.25%, 2013                                 750            722
Crown Castle International Corp., 7.50%, 2013                    1,250          1,309
MCI, Inc., 5.91%, 2007                                             500            496
Nextel Communications, Inc., 9.38%, 2009                           685            725
Nextel Partners, Inc., 8.13%, 2011                                 250            265
Poland Telecom Finance BV, 14.00%, 2007 (b) (c) (d)              3,000             --
Qwest Communications International, Inc.,
   7.00%, 2009                                                     230            212
   9.13%, 2012 (144A security acquired Aug. &
   Oct. 2002 for $1,208) (a)                                     1,390          1,539
   7.50%, 2014 (144A security acquired April 2004
   for $954) (a)                                                 1,000            918
Rural Cellular Corp.,
   8.25%, 2012 (144A security acquired Mar. 2004
   for $1,010) (a)                                               1,000          1,017
SBA Communications Corp., 10.25%, 2009                             500            535
Spectrasite, Inc., 8.25%, 2010                                     500            537
                                                                             --------
                                                                               11,897
                                                                             --------
Textiles - 2.4%
Philips-Van Heusen Corp. 8.13%, 2013                             2,000          2,150
Warnaco, Inc., 8.88%, 2013                                       1,350          1,502
                                                                             --------
                                                                                3,652
                                                                             --------
Utilities - 6.5%
AES Corp.,
   9.50%, 2009                                                     250            279
   7.75%, 2014                                                   1,500          1,549
Allegheney Energy Supply Co.,
   7.80%, 2011                                                     500            541
Dynegy Holdings, Inc.,
   6.88%, 2011                                                     250            239
Edison Mission Energy, 7.73%, 2009                                 750            791

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           8
September 30, 2004 (Unaudited) (Continued)

                                                      Principal           Value
                                                          (000)           (000)
                                                  -------------     -----------
Utilities (continued)
El Paso Corp.,
   7.75%, 2010                                          $ 1,000        $  1,000
   7.88%, 2012                                            1,270           1,264
Midland Funding II, 11.75%, 2005                            929             989
NRG Energy, Inc., 8.00%, 2013
   (144A security acquired April 2004 for $510) (a)         500             536
Tennessee Gas Pipeline Co., 7.50%, 2017                   1,000           1,045
Williams Cos., Inc., 8.13%, 2012                          1,550           1,786
                                                                       --------
                                                                         10,019
                                                                       --------
Total Bonds and Notes (Cost - $210,596)                                 215,355
                                                                       --------
                                                     Number of
                                                        Shares
                                                       -------
PREFERRED STOCK - 1.2%
Broadcasting & Media - 0.3%
Emmis Communications Corp., 6.25%                        10,300        $    432
Paper - 0.6%
Smurfit-Stone Container Co., 7.00%                       40,000             996
Telecommunications - 0.3%
Crown Castle International Corp., 6.25%                  10,000             461
                                                                       --------
Total Preferred Stock (Cost - $1,830)                                     1,889
                                                                       --------
WARRANTS - 0.0%
Pliant Corp., Exp. 2010 (144A security acquired
   Sep. 2000 for $135) (a) (c) (d)                        3,700              --
                                                                       --------
Total Warrants (Cost - $135)                                                 --
                                                                       --------

                                                    Principal
                                                        (000)
                                                   ----------
SHORT-TERM OBLIGATION - 0.6%
Commercial Paper
Household Finance Corp.,
   1.85%, 10/1/04 (Cost - $880)                          $880               880
                                                                       --------
TOTAL INVESTMENTS IN SECURITIES - 142.2%
   (Total Cost - $213,441) (e)                                          218,124
Liabilities in excess of Cash and Other Assets                          (64,738)
- (42.2%)                                                              --------
NET ASSETS - 100%                                                      $153,386
                                                                       ========

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES

(a) Indicates restricted security; the aggregate value of restricted securities is $41,437,425 (aggregate cost $40,170,555), which is approximately 27.0% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.

(b)  Defaulted security due to bankruptcy.

(c)  Fair valued security.

(d)  Illiquid security.

     Tax Information
(e)  At September 30, 2004, the net
     unrealized appreciation of investments,
     based on cost for federal income tax
     purposes of $212,973,449, was as
     follows:

     Aggregate gross unrealized appreciation
     for all investments in which there was
     an excess of value over tax cost                                13,352,507

     Aggregate gross unrealized depreciation
     for all investments in which there was
     an excess of tax cost over value                                (8,201,754)
                                                                     ----------
     Unrealized appreciation - net                                   $5,150,753
                                                                     ==========


--------------------------------------------------------------------------------
Quality Ratings* of Long-Term Bonds and Notes (Unaudited)

September 30, 2004
                                         Market                  % of
                                          Value                 Market
                                          (000)                  Value
----------------------------------------------------------------------
Ba/BB                                   $ 44,093                 20.5%
B/B                                      149,340                 69.3
Below B                                   21,922                 10.2
                                        --------                -----
                                        $215,355                100.0%
                                        ========                =====

*The higher of Moody's or Standard & Poor's Ratings.
--------------------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                     9

Statement of Assets and Liabilities
September 30, 2004 (Unaudited)
(In Thousands)

Assets:
Investments in securities at value                                    $218,124
Cash                                                                         4
Interest and dividends receivable                                        4,974
Investment for Trustees' deferred compensation plan                        235
Other                                                                       17
                                                                      --------
      Total assets                                                     223,354
                                                                      --------
Liabilities:
Loan payable                                                            65,000
Payable for investments purchased                                        3,041
Dividend payable                                                         1,244
Deferred Trustees' fees payable                                            235
Accrued interest payable                                                   165
Advisory fees payable                                                      133
Audit and legal fees payable                                                43
Shareholder reports payable                                                 35
Custodian fees payable                                                      26
Insurance expense payable                                                   23
Administrative services fees payable                                        14
Transfer agent fees payable                                                  9
                                                                      --------
      Total liabilities                                                 69,968
                                                                      --------
Net Assets (Equivalent to $2.84 per share based on
   54,072 shares of beneficial interest outstanding;
   unlimited number of shares authorized)                             $153,386
                                                                      ========
Components of Net Assets:
Paid in capital                                                       $401,643
Undistributed net investment income                                        943
Accumulated net realized loss                                         (253,884)
Net unrealized appreciation of investments                               4,684
                                                                      --------
Net Assets                                                            $153,386
                                                                      ========
Cost of Investments                                                   $213,441
                                                                      ========

Statement of Operations
For the Nine Months Ended September 30, 2004 (Unaudited)
(In Thousands)

Investment Income:
Income:
   Interest                                                      $13,769
   Dividends                                                         152
                                                                 -------
      Total income                                                13,921
Expenses:
   Investment advisory fees                          $1,185
   Interest expense                                     859
   Shareholder reports                                   81
   Custodian fees                                        83
   Audit and legal fees                                  53
   Administrative services fees                          49
   Transfer agent fees                                   39
   Stock exchange fees                                   40
   Trustees' fees                                        30
   Other                                                  6
                                                     ------
      Total expenses                                  2,425
                                                     ------
Net Investment Income                                             11,496
                                                                 -------
Realized and Unrealized Gain (Loss)
   on Investments:
Net realized loss from investments                                (2,710)
Net change in unrealized depreciation
   of investments                                                  1,131
                                                                 -------
Net Realized and Unrealized Loss
   on Investments                                                 (1,579)
                                                                 -------
Net Increase in Net Assets Resulting
   from Operations                                               $ 9,917
                                                                 =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    10

Statements of Changes in Net Assets
(In Thousands)

                                             For the Nine
                                             Months Ended      For the Year
                                             September 30,        Ended
                                                 2004          December 31,
                                              (Unaudited)          2003
                                            ---------------    ------------
Operations:
Net investment income                         $ 11,496          $ 17,177
Net realized loss from investments              (2,710)          (21,529)
Net change in unrealized depreciation
   on investments                                1,131            43,218
                                              --------          --------
Net increase from operations                     9,917            38,866
                                              --------          --------
Dividends and Distributions:
From net investment income                     (11,183)          (15,126)
                                              --------          --------
Total dividends and distributions              (11,183)          (15,126)
                                              --------          --------
Capital Share Transactions:
Net increase from 124 and
389 capital shares issued to
   shareholders in reinvestment
   of distributions, respectively                  354             1,020
Net increase from Fund
   share transactions                              354             1,020
Net Increase (Decrease) in
   Net Assets                                     (912)           24,760
Net Assets:
Beginning of period                            154,298           129,538
                                              --------          --------
End of period *                               $153,386          $154,298
                                              ========          ========
* includes undistributed net investment
   income of:                                 $    943          $    630
                                              ========          ========

Statement of Cash Flows
For the Nine Months Ended September 30, 2004 (Unaudited)
(In Thousands)

Cash Provided (Used) by Financing Activities:
Decrease in borrowing                                           $ (3,000)
Dividends paid in cash                                           (11,096)
                                                                --------
Total amount used                                                (14,096)
                                                                --------
Cash Provided (Used) by Operations:
Purchases of portfolio securities                                (93,917)
Proceeds from sales of portfolio securities                       94,858
                                                                --------
Total amount provided                                                941
                                                                --------
Net Investment Income (excludes net
   amortized discount and premium
   of $251)                                                       11,245
Net change in receivables/payables related
   to operations                                                    (247)
Net maturities of short-term investment
   securities                                                      1,851
                                                                --------
Total other amounts                                               12,849
                                                                --------
Net decrease in cash                                                (306)
Cash, beginning of period                                            310
                                                                --------
Cash, End of Period                                             $      4
                                                                ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    11

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                             For the Nine
                                             Months Ended                         For the Year Ended December 31,
                                          September 30, 2004   --------------------------------------------------------------------
                                             (Unaudited)           2003          2002       2001 (c)         2000          1999
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period          $   2.86           $   2.42     $   3.05      $   3.88       $   5.92      $   6.39
Income from investment operations
Net investment income (a)                         0.21               0.32         0.36          0.55           0.68          0.81
Net realized and unrealized gain (loss)
 on investments                                  (0.02)              0.40        (0.62)        (0.81)         (1.99)        (0.46)
                                              --------           --------     --------      --------       --------      --------
Total from investment operations                  0.19               0.72        (0.26)        (0.26)         (1.31)         0.35
                                              --------           --------     --------      --------       --------      --------
Less dividends and distributions:
Dividends from net investment income             (0.21)             (0.28)       (0.29)        (0.57)         (0.73)        (0.82)
Distributions from capital                          --                 --        (0.08)           --             --            --
                                              --------           --------     --------      --------       --------      --------
Total dividends and distributions                (0.21)             (0.28)       (0.37)        (0.57)         (0.73)        (0.82)
                                              --------           --------     --------      --------       --------      --------
Net asset value, end of period                $   2.84           $   2.86     $   2.42      $   3.05       $   3.88      $   5.92
                                              ========           ========     ========      ========       ========      ========
Market value, end of period                   $   2.87           $   2.87     $   2.32      $   3.36       $   4.19      $   5.38
                                              ========           ========     ========      ========       ========      ========
Total Investment Return:
Per share market value                            7.71%(d)          37.23%      (21.23)%      (6.85)%        (10.05)%      (16.18)%
Per share net asset value (b)                     6.88%(d)          31.25%       (9.07)%      (7.31)%        (24.21)%        5.78%
Ratios to Average Net Assets
Expenses (includes interest expense)              2.14%(e)           2.21%        2.53%         3.43%          4.16%         3.40%
Expenses (excludes interest expense)              1.38%(e)           1.46%        1.49%         1.26%          1.09%         1.02%
Net investment income                            10.13%(e)          11.99%       13.29%        15.56%         13.13%        13.05%
Portfolio Turnover                                  45%(d)             93%         134%           82%            38%           49%
Net Assets, End of Period (000 omitted)       $153,386           $154,298     $129,538      $161,693       $202,401      $305,352

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end-of-the-year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current-year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(d)  Not annualized.
(e)  Annualized.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements (Unaudited)          12

1. Significant Accounting Policies. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. Normally, the Fund will invest at least 80% of its assets in high yield, below investment-grade bonds. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. The Fund's Board of Trustees has designated the Pricing Committee of TimesSquare Capital Management, Inc. to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

C. High Yield Bonds -- The Fund invests in high yield bonds--i.e., fixed income securities

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements
(Unaudited) (Continued)                                                      13

rated below investment grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, the issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

D. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

E. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

F. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment of premium amortization, deferred compensation, capital loss carryforwards, deferral losses due to wash sales, interest on defaulted securities, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2003, the Fund decreased undistributed net investment income by $1,118,056 and decreased accumulated net realized loss by $2,871,198 and decreased paid in capital by $1,753,142.

G. Cash Flow Information -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities and amortization of premium and discount.

2. Loan. The Fund has a revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $80,000,000; or (B) one-third of the Fund's total assets; or (C) 100% of the borrowing base eligible assets, as determined under the terms of

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements
(Unaudited) (Continued)                                                      14

the Agreement. The Agreement expires on October 31, 2006. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

The average borrowings outstanding during the nine months ended September 30, 2004, were $63,680,657, at an average annual interest rate of approximately 1.80%. As of September 30, 2004, the Fund was paying interest at an annual rate of 2.21% on its outstanding borrowings.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter. TimesSquare, in turn, pays Shenkman Capital Management, Inc. its sub-advisory fee.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the nine months ended September 30, 2004, the Fund paid or accrued $49,095.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities (excluding short-term obligations) for the nine months ended September 30, 2004, were $96,957,707 and $94,857,763, respectively.

6. Tax Information. As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investment in Securities) on a tax basis consisted of undistributed ordinary income of $315,596 and a capital loss carryover of $250,975,546, of which $28,686,393, $35,363,213, $55,878,285, $102,576,339 and $28,471,316 will expire in 2007, 2008, 2009, 2010 and 2011, respectively. For 2003, the Fund had no post-October loss. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    15
(Unaudited)

Investment Adviser News
TimesSquare Capital Management, Inc. (TimesSquare), the investment adviser to CIGNA High Income Shares (the Fund), has decided to exit the business of managing investment companies. On November 23, 2004, the Board of Trustees of the Fund selected BlackRock Advisors, Inc. (BlackRock Advisors) to replace TimesSquare as the investment adviser to the Fund, and voted to nominate the directors of the BlackRock closed-end funds for election as trustees of the Fund, subject to shareholder approval.

The Fund expects that it will hold a shareholder meeting in the first quarter of 2005 to seek approval of BlackRock Advisors as the adviser to the Fund, as well as to elect new trustees.

Until shareholders approve BlackRock Advisors as the Fund's investment adviser, TimesSquare will continue to serve as the Fund's adviser and Shenkman Capital Management, Inc. will continue to serve as the Fund's sub-adviser with responsibility for management of the Fund's portfolio.

--------------------------------------------------------------------------------------
Trustees                                                        Officers

Russell H. Jones                Marnie Wagstaff Mueller         Richard H. Forde
Senior Vice President,          Diocesan Consultant,            Chairman of the Board
Chief Investment Officer,       Episcopal Diocese of            and President
and Treasurer,                  Connecticut
Kaman Corporation

Paul J. McDonald                Carol Ann Hayes                 Alfred A. Bingham III
Special Advisor to the          Director and Chair of           Vice President and
Board of Directors,             Audit Committee, Reed           Treasurer
Friendly Ice Cream              and Barton Corporation
Corporation

Richard H. Forde                                                Jeffrey S. Winer
Chief Investment Officer,                                       Vice President and
CIGNA Investment                                                Secretary
Management

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield, fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull
Street, Hartford, Connecticut 06103. Shenkman Capital Management, Inc. is the Fund's sub-adviser.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------